UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant ☒

Filed by Party other than Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Materials Pursuant to §240.14a-12

PARAMOUNT GOLD AND SILVER CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Paramount Gold and Silver Corp.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Tuesday, December 04, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/pzg

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before Monday, November 19, 2012 to facilitate timely delivery.

Paramount Gold and Silver Corp.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:   1-888-313-0164
      (outside of the U.S. and Canada call 201-680-6688)

Email:             shrrelations@cpushareownerservices.com
      (you must reference your 11-digit control number in your email)

Internet:         http://www.proxyvoting.com/pzg

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Paramount Gold and Silver Corp. Stockholder:

The 2012 Annual Meeting of Stockholders of Paramount Gold and Silver Corp. (the “Company”) will be held at the meeting room at 4456 El Mar Dr., Lauderdale-by-the-Sea, Florida, 85284, on Tuesday, December 04, 2012, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)
to elect the following seven members of the Board of Directors of the Company (the “Board”) to serve until the 2013 annual meeting of stockholders or until their successors are elected and qualified or their earlier death, resignation or removal: Christopher Crupi, Michel Yvan Stinglhamber, John Carden, Robert Dinning, Christopher Reynolds, Eliseo Gonzalez-Urien and Shawn Kennedy;

(2)	to ratify the appointment of MNP LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013; and
(3)
to consider and approve on an advisory basis (non-binding vote) the compensation of our named executive officers as described in the Compensation Discussion & Analysis, tabular disclosure and accompanying narrative disclosure set forth in our 2012 proxy statement.

Management recommends a vote “FOR” Items 1, 2 and 3.

The Board of Directors has fixed the close of business on Wednesday, October 10, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof

CONTROL NUMBER ê
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	è

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, www.paramountgold.com.

Meeting Location:
Meeting Room
4456 El Mar Dr.,
Lauderdale-by-the-Sea, FL 33308

The following Proxy Materials are available for you to review online:
•	the Company’s 2012 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the year ended June 30, 2012 (which is not deemed to be part of the official proxy soliciting materials); and
•	Any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:            18883130164 (outside of the U.S. and Canada call 2016806688)

Email:	shrrelations@cpushareownerservices.com (you must reference your 11-digit control number in your email)

Internet:                 http://www.proxyvoting.com/pzg

The Proxy Materials for Paramount Gold and Silver Corp. are available to review at:

http://www.proxyvoting.com/pzg

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled  “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11digit control number located on the reverse side.